UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 9, 2015 (March 9, 2015)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of principal executive offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 20, 2015, Valeant Pharmaceuticals International (“Valeant”), Sun Merger Sub, Inc., a wholly owned subsidiary of Valeant (“Merger Sub”), Salix Pharmaceuticals, Ltd. (“Salix”) and, for the limited purposes set forth therein, Valeant Pharmaceuticals International, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for Merger Sub to commence a tender offer (the “Tender Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.001 per share, of Salix (the “Salix Shares”) and, following the acceptance for payment of Salix Shares pursuant to the Tender Offer, upon the terms and subject to the conditions set forth in the Merger Agreement, the merger of Merger Sub with and into Salix (the “Merger” and, together with the Tender Offer, the “Acquisition”), with Salix continuing as the surviving corporation. The Tender Offer was launched on March 4, 2015.

Furnished as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma condensed combined financial statements for the year ended December 31, 2014 prepared by the Company. The pro forma condensed combined financial statements give pro forma effect to the Acquisition and certain related financing transactions as if the Acquisition and related financing transactions had occurred on January 1, 2014, in the case of the pro forma condensed combined statement of loss, and as of December 31, 2014, in the case of the pro forma condensed combined balance sheet. The pro forma condensed combined financial statements are based on, and should be read in conjunction with, the historical audited consolidated financial statements of the Company and of Salix, in each case as of and for the year ended December 31, 2014. The pro forma condensed combined financial statements, which have been prepared in connection with the proposed financing transactions, are preliminary and reflect a number of assumptions, including, among others, that the Acquisition and the proposed financing transactions will be consummated. There can be no assurance that any of such transactions will be consummated or that the actual terms of such transactions will not differ materially from the Company’s current expectations.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Combined Financial Statements prepared by the Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Executive Vice President and Chief Financial Officer

Date: March 9, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited Pro Forma Combined Financial Statements prepared by the Company

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